UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 10, 2012

UNIFIRST CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-08504	04-2103460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (978) 658-8888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Shareholders held on January 10, 2012, the Company’s shareholders voted on and approved (1) the election of Kathleen M. Camilli and Michael Iandoli as Class I Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2015 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) on a non-binding, advisory basis, the compensation of the Company’s named executive officers as more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 6, 2011 (the “Proxy Statement”), (3) on a non-binding, advisory basis, the holding of future non-binding, advisory votes on the compensation of the Company’s named executive officers every three years, and (4) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 25, 2012.  The votes cast by the holders of the Company’s Common Stock and Class B Common Stock on each of the foregoing proposals were as follows:

Proposal 1:  Election of two Class I Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2015 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

	Common Stock			Class B Common Stock
	For	Withheld	Broker Non-Votes	For	Withheld	Broker Non-Votes
Kathleen M. Camilli	13,433,455	240,584	449,025	47,328,240	0	0
Michael Iandoli	9,538,743	4,135,297	449,025	47,328,240	0	0

Proposal 2:  Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as more fully described in the Proxy Statement.

Common Stock				Class B Common Stock
For	Against	Abstain	Broker Non-Votes	For	Against	Abstain	Broker Non-Votes
13,555,789	98,004	20,245	449,025	47,328,240	0	0	0

Proposal 3:  Approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers.

Common Stock					Class B Common Stock
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
10,755,033	53,141	2,851,842	14,023	449,025	0	0	47,328,240	0	0

After taking into consideration the foregoing voting results and the prior recommendation of the Board of Directors in favor of holding a non-binding, advisory shareholder vote on the compensation of the Company’s named executive officers every three years, the Board of Directors, upon the recommendation of the Compensation Committee, intends for the Company to hold future non-binding advisory votes on the compensation of the Company’s named executive officers every three years.

Proposal 4:  Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 25, 2012.

Common Stock				Class B Common Stock
For	Against	Abstain	Broker Non-Votes	For	Against	Abstain	Broker Non-Votes
14,044,747	68,827	9,491	0	47,328,240	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        UNIFIRST CORPORATION

Date: January 12, 2012	By:	/s/ Ronald D. Croatti
Ronald D. Croatti
Chairman of the Board, Chief Executive Officer and President

	By:	/s/ Steven S. Sintros
Steven S. Sintros
Vice President and Chief Financial Officer